FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENTS
Schedule of estimated fair value of financial instruments

	December 31, 2015		December 31, 2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In thousands)
Cash and cash equivalents	$93,088	$93,088	$80,493	$80,493
Restricted cash and cash equivalents	16,638	16,638	19,984	19,984
Financing receivables	16,133	16,133	15,896	15,896
Vacation ownership mortgages receivable	32,238	33,573	36,502	37,624
Investment in marketable securities	11,392	11,392	11,368	11,368
Revolving credit facility(1)	(71,985)	(75,000)	(484,383)	(488,000)
Senior notes(1)	(343,715)	(348,250)	—	—

(1)

The carrying value of our revolving credit facility and senior notes include $3.0 million and $6.3 million of debt issuance costs, respectively, which are presented as a direct reduction of the corresponding liability.